UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
STARBUCKS CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on March 17, 2021.

STARBUCKS CORPORATION STARBUCKS CORPORATION 2401 UTAH AVENUE SOUTH SEATTLE, WASHINGTON 98134	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	January 8, 2021
	Date: March 17, 2021	Time: 10:00 AM, PT

Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/SBUX2021.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/SBUX2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT     FISCAL 2020 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before March 3, 2021 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com or scan the above QR code from your mobile device. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/SBUX2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions (see above).
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card and instructions (see above).

Voting Items

The Board of Directors recommends you vote FOR each of the following nominees:			The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors		2.	Advisory resolution to approve our executive officer compensation
Nominees:
	1a.	Richard E. Allison, Jr.	3.	Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021
	1b.	Rosalind G. Brewer
The Board of Directors recommends you vote AGAINST the following shareholder proposal:
	1c.	Andrew Campion

	1d.	Mary N. Dillon
			4.	Employee Board Representation
	1e.	Isabel Ge Mahe
	1f.	Mellody Hobson
	1g.	Kevin R. Johnson
	1h.	Jørgen Vig Knudstorp
	1i.	Satya Nadella
	1j.	Joshua Cooper Ramo
	1k.	Clara Shih
	1l.	Javier G. Teruel